UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-6211

Name of Fund: Merrill Lynch U.S. Treasury Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        U.S. Treasury Money Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 05/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        U.S. Treasury Money Fund

Semi-Annual Report
May 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch U.S. Treasury Money Fund

Officers and Trustees

Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
David H. Walsh, Trustee
Fred G. Weiss, Trustee
Kevin J. McKenna, Senior Vice President
Cindy V. Macaulay, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004

A Letter From the President

Dear Shareholder

Fixed income markets were mixed over the most recent six-month and 12-month reporting periods. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, had a six-month return of +3.24% and a 12-month return of +13.25% as of May 31, 2004. Corporate bonds, represented by the Merrill Lynch U.S. Corporate Master Index, posted returns of +.67% and -.16% for the six-month and 12-month periods ended May 31, 2004, respectively. Treasury issues, as measured by the Citigroup Treasury 1 - 3 Year Index, returned +.48% and +.63% for the same six-month and 12-month periods.

By May month-end, the Federal Reserve Board appeared poised to raise the Federal Funds target rate from its 45-year low of 1%. This anticipated shift in monetary policy was largely prompted by better-than-expected employment reports for the months of March, April and May, as well as by rising producer prices. The good news on the employment front -- previously a dim spot in an otherwise bright economic picture -- helped cause the yield on the 10-year Treasury bond to spike 75 basis points (.75%), from 3.91% on April 1 to 4.66% on May 28.

Equity markets, in the meantime, gleaned support from the improving economic environment and provided attractive returns. Although we did experience a market correction toward the end of the period, for the six months and 12 months ended May 31, 2004, the Standard & Poor's 500 Index returned +6.79% and +18.33%, respectively. Significant fiscal and monetary stimulus in 2003, including low interest rates and tax cuts, opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these developments led the way to improvements in corporate earnings -- a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. Of course, markets will always fluctuate, and there are many uncertainties -- including the possibility of geopolitical events -- that can translate into negative market movements. Keeping this in mind, however, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, your financial advisor can help you develop a strategy most suitable for your circumstances through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


        MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004           3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      Given expectations for rising interest rates, we ended the period with a cautious approach to longer-dated securities, continuously monitoring the market in an effort to re-enter at the most attractive levels.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2004, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of .34%.* The Fund's seven-day yield as of May 31, 2004 was .31%.

The Fund's average portfolio maturity at May 31, 2004 was 69 days, compared to 65 days at November 30, 2003.

On the heels of significant fiscal and monetary stimulus, the U.S. economy grew at an annualized rate of 8.2% in the third quarter of 2003, 4.1% in the fourth quarter and 4.4% in the first quarter of 2004. The one vulnerable spot in the economic picture was employment, which continued to disappoint for much of the period, fueling speculation that the Federal Reserve Board would be slow to raise the Federal Funds target rate from its 45-year low of 1%. However, a surprisingly strong March jobs report caused the yield on the two-year Treasury note to increase nearly 30 basis points (.30%) in early April. Job growth figures exceeded projections in April and May as well, and the futures markets began to price in a certain 25 basis point interest rate increase at the June Federal Open Market Committee meeting.

Treasury supply continued to favor the longer end, thus creating a steeper yield curve past the one-year sector. Against this backdrop, we adopted a relatively conservative strategy in managing the Fund as we continued to monitor employment reports and other economic data for signs of interest rate direction.

How did you manage the Fund during the period?

The Fund's average portfolio maturity remained in the 55-day - 65-day range for most of the period. Our strategy involved the purchase of one-month Treasury bills for liquidity and six-month bills for incremental yield and price appreciation. We maintained this barbelled strategy for most of the period, shifting our focus on the longer side of the barbell as the yield curve steepened.

In the fall of 2003, the U.S. Treasury decreased issuance of one-month bills, prompting us to focus on the three-month - six-month sector. The timing was convenient, since we were looking to avoid issues maturing in December. Traditionally, the Fund has experienced heavy cash inflows in December, as many investors shift their assets into Treasury funds for year-end tax advantages. Much of this money is generally redeemed in January. Consequently, we were careful to avoid issues maturing in December. Instead, we placed maturities in January or later to generate yield and meet the seasonal redemptions that follow the year-end influx.

Early in 2004, as the spread between three-month and six-month bills compressed, we concentrated more on the three-month sector. Essentially, we were not achieving any greater yield by extending further out, so we emphasized three-month issues while monitoring the monthly economic and employment data for signals of an interest rate increase. As interest rates backed up with the March employment news, we added some longer positions in six-month issues to capture the additional yield. By period-end, we had shifted our focus back to the one-month - three-month sector. We felt it was prudent to reduce our maturity at this point as the Federal Reserve Board appeared likely to embark on a tightening monetary cycle. The Federal Funds futures curve suggests a 25 basis point interest rate increase in June, with another 25 basis point increase in August and 75 basis points more in monetary tightening by year-end. Our strategy is to remain liquid and flexible enough to re-enter the market at the most attractive levels.

How would you characterize the Fund's position at the close of the period?

We believe the Fund is well positioned going forward. We plan to reduce our average life to the 60-day range in anticipation of a June interest rate hike. In his four terms as Chairman of the Federal Reserve Board, Alan Greenspan's monetary tightening cycles have tended to span approximately one year. With this in mind, we will continue to evaluate the longer-dated sectors for opportunities to pick up additional yield, but intend to approach the long end with caution given the uncertainty of the monetary tightening cycle. We believe maintaining a healthy liquidity base allows us to become more involved as interest rates move higher.

Cindy V. Macaulay
Vice President and Portfolio Manager

June 7, 2004

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4       MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004

Schedule of Investments                                           (in Thousands)

                                                            Face           Interest            Maturity
Issue                                                      Amount            Rate*               Date         Value
====================================================================================================================
U.S. Treasury Bills--96.8%
====================================================================================================================
U.S. Treasury Bills                                        $3,737          .89 - .895 %        6/03/2004     $ 3,737
                                                            7,000         .893 - .938          6/10/2004       6,998
                                                            1,000                .905          6/14/2004       1,000
                                                            5,238         .873 - .94           6/17/2004       5,236
                                                            5,264         .908 - .915          6/24/2004       5,261
                                                            3,000                .94           7/15/2004       2,997
                                                            5,000                .945          7/22/2004       4,994
                                                            1,250         .958 - .963          7/29/2004       1,248
                                                            2,170         .958 - .968          8/05/2004       2,166
                                                            1,600         .955 - 1.045         8/12/2004       1,597
                                                            5,468        1.011 - 1.035         8/19/2004       5,455
                                                            1,500                1.005         8/26/2004       1,496
                                                              500                1.038         9/09/2004         498
                                                            2,800         1.00 - 1.03          9/16/2004       2,791
                                                            1,750                .99           9/23/2004       1,744
                                                            2,900         1.00 - 1.01          9/30/2004       2,889
                                                            3,000         1.03 - 1.065        10/14/2004       2,986
                                                            1,000                1.32         11/12/2004         994
                                                            1,000                1.375        11/26/2004         993
--------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Bills (Cost--$55,085) ................................................................    55,080
====================================================================================================================
U.S. Treasury Notes--3.8%
====================================================================================================================
U.S. Treasury Notes                                           250                2.875         6/30/2004         250
                                                              250                2.25          7/31/2004         251
                                                              850                2.125         8/31/2004         852
                                                              250                1.125         6/30/2005         248
                                                              300                1.625        10/31/2005         298
                                                              270                1.50          3/31/2006         265
--------------------------------------------------------------------------------------------------------------------
Total U.S. Treasury Notes (Cost--$2,167) .................................................................     2,164
--------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$57,252)--100.6% ................................................................    57,244

Liabilities in Excess of Other Assets--(0.6%) ............................................................      (360)
                                                                                                             -------
Net Assets--100.0% .......................................................................................   $56,884
                                                                                                             =======

* U.S. Treasury Bills are traded on a discount basis; the interest rates shown are the range of the discount rates paid at the time of purchase by the Fund. U.S. Treasury Notes bear interest at the rates shown, payable at fixed dates until maturity.

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004           5

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of May 31, 2004
============================================================================================================
Assets
------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$57,251,975*) .......................                 $ 57,244,040
                       Cash ...................................................                          241
                       Receivables:
                          Securities sold .....................................    $ 999,955
                          Interest ............................................       11,857
                          Beneficial interest sold ............................        9,507       1,021,319
                                                                                   ---------
                       Prepaid expenses and other assets ......................                       12,422
                                                                                                ------------
                       Total assets ...........................................                   58,278,022
                                                                                                ------------
============================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ................................      999,673
                          Beneficial interest redeemed ........................      357,247
                          Distributor .........................................       27,437
                          Investment adviser ..................................        6,807
                          Other affiliates ....................................        3,123
                                                                                   ---------
                       Total liabilities ......................................                    1,394,287
                                                                                                ------------
============================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------
                       Net Assets .............................................                 $ 56,883,735
                                                                                                ============
============================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................                 $  5,689,167
                       Paid-in capital in excess of par .......................                   51,202,503
                       Unrealized depreciation on investments--net ............                       (7,935)
                                                                                                ------------
                       Net assets--Equivalent to $1.00 per share based on
                        56,891,670 shares of beneficial interest outstanding ..                 $ 56,883,735
                                                                                                ============

* As of May 31, 2004, net unrealized depreciation for Federal income tax purposes amounted to $7,935, of which $3,507 related to appreciated securities and $11,442 related to depreciated securities. The aggregate cost of investments at May 31, 2004 for Federal income tax purposes was $57,251,975.

      See Notes to Financial Statements.


6       MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004

Statement of Operations

For the Six Months Ended May 31, 2004

====================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned .........                  $ 334,226
====================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $ 169,504
                       Distribution fees ................................................       42,213
                       Professional fees ................................................       29,884
                       Trustees' fees and expenses ......................................       23,800
                       Registration fees ................................................       19,194
                       Accounting services ..............................................       16,610
                       Printing and shareholder reports .................................       16,492
                       Transfer agent fees ..............................................        9,233
                       Custodian fees ...................................................        4,082
                       Pricing fees .....................................................          533
                       Other ............................................................        7,419
                                                                                             ---------
                       Total expenses before waiver .....................................      338,964
                       Waiver of expenses ...............................................     (118,653)
                                                                                             ---------
                       Total expenses after waiver ......................................                    220,311
                                                                                                           ---------
                       Investment income--net ...........................................                    113,915
                                                                                                           ---------
====================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
--------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ................................                      3,649
                       Change in unrealized appreciation/depreciation on investments--net                    (17,938)
                                                                                                           ---------
                       Total realized and unrealized loss on investments--net ...........                    (14,289)
                                                                                                           ---------
                       Net Increase in Net Assets Resulting from Operations .............                  $  99,626
                                                                                                           =========

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004           7

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                    For the Six        For the
                                                                                   Months Ended       Year Ended
                                                                                      May 31,        November 30,
Increase (Decrease) in Net Assets:                                                     2004              2003
=================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................    $     113,915     $     447,490
                       Realized gain on investments--net .....................            3,649             7,047
                       Change in unrealized appreciation/depreciation on
                        investments--net .....................................          (17,938)          (17,800)
                                                                                  -------------------------------
                       Net increase in net assets resulting from operations ..           99,626           436,737
                                                                                  -------------------------------
=================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................         (113,915)         (447,490)
                       Realized gain on investments--net .....................           (3,649)           (7,047)
                                                                                  -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ........................         (117,564)         (454,537)
                                                                                  -------------------------------
=================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------
                       Net proceeds from sale of shares ......................       70,833,322       108,581,150
                       Value of shares issued to shareholders in reinvestment
                        of dividends and distributions .......................          117,606           454,497
                                                                                  -------------------------------
                                                                                     70,950,928       109,035,647
                       Cost of shares redeemed ...............................      (79,059,079)     (122,950,631)
                                                                                  -------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ................................       (8,108,151)      (13,914,984)
                                                                                  -------------------------------
=================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..........................       (8,126,089)      (13,932,784)
                       Beginning of period ...................................       65,009,824        78,942,608
                                                                                  -------------------------------
                       End of period .........................................    $  56,883,735     $  65,009,824
                                                                                  ===============================

      See Notes to Financial Statements.


8       MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004

Financial Highlights

The following per share data and ratios have been derived         For the Six                     For the Year Ended
from information provided in the financial statements.           Months Ended                        November 30,
                                                                   May 31,       --------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004           2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...   $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                                                  -----------------------------------------------------------------
                       Investment income--net .................      .0016          .0053         .0118         .0336         .0469
                       Realized and unrealized gain (loss)
                        on investments--net ...................     (.0002)        (.0001)       (.0004)        .0023         .0005
                                                                  -----------------------------------------------------------------
                       Total from investment operations .......      .0014          .0052         .0114         .0359         .0474
                                                                  -----------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............     (.0016)        (.0053)       (.0118)       (.0336)       (.0469)
                          Realized gain on investments--net ...     (.0001)        (.0001)       (.0001)       (.0011)       (.0001)
                                                                  -----------------------------------------------------------------
                       Total dividends and distributions ......     (.0017)        (.0054)       (.0119)       (.0347)       (.0470)
                                                                  -----------------------------------------------------------------
                       Net asset value, end of period .........   $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                                                  =================================================================
                       Total investment return** ..............        .34%*          .54%         1.20%         3.75%         4.80%
                                                                  =================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver ................        .65%*          .61%          .66%          .80%         1.08%
                                                                  =================================================================
                       Expenses ...............................       1.00%*          .96%         1.01%         1.15%         1.43%
                                                                  =================================================================
                       Investment income and realized gain
                        on investments--net ...................        .35%*          .57%         1.20%         3.65%         4.68%
                                                                  =================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)   $ 56,884       $ 65,010      $ 78,943      $ 59,435      $ 34,264
                                                                  =================================================================

*     Annualized.
** The Fund's Investment Adviser waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.

      See Notes to Financial Statements.


        MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004           9

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purpose of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

(f) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.


10      MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004

Notes to Financial Statements (concluded)

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily net assets of the Fund.

For the six months ended May 31, 2004, MLIM earned fees of $169,504, of which $118,653 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of .125% of the average daily net assets of the Fund. This fee is to compensate FAMD for the services it provides and the expenses borne by FAMD under the Distribution Agreement. As authorized by the Plan, FAMD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion and marketing of the shares of the Fund. For the six months ended May 31, 2004, FAMD earned $42,213 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended May 31, 2004, the Fund reimbursed MLIM $733 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


        MERRILL LYNCH U.S. TREASURY MONEY FUND          MAY 31, 2004          11

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #13966 -- 5/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch U.S. Treasury Money Fund


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch U.S. Treasury Money Fund

        Date: July 19, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            ----------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch U.S. Treasury Money Fund

        Date: July 19, 2004


        By: /s/ Donald C. Burke
            ----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch U.S. Treasury Money Fund

        Date: July 19, 2004